UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 16, 2019

OTTER TAIL CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-53713	27-0383995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN 56538-0496

(Address of principal executive offices, including zip code)

(866) 410-8780

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $5.00 per share	OTTR	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously announced, Otter Tail Power Company (“OTP”), a wholly owned subsidiary of Otter Tail Corporation (the “Company”), entered into an Asset Purchase Agreement dated November 16, 2016 (the “Purchase Agreement”) with EDF Renewables Development, Inc., f/k/a, EDF Renewable Development, Inc. (“EDF-RD”), Power Partners Midwest, LLC (“PPM”), EDF-RE US Development, LLC (“EDF-USD”) and Merricourt Power Partners, LLC (“Merricourt”, and collectively with EDF-RD, PPM and EDF-USD, the “Sellers”), and the Turnkey Engineering, Procurement and Construction Services Agreement dated November 16, 2016 (the “TEPC Agreement”), between OTP and EDF-USD, each as amended by the First Amendment to Asset Purchase Agreement and Turnkey Engineering, Procurement and Construction Services Agreement dated June 11, 2019 (the “First Amendment”), relating to the development, purchase, and construction of a 150 megawatt wind farm in southeastern North Dakota (the “Merricourt Project”).

On July 16, 2019, OTP closed on the purchase of substantially all of the development assets and assumed certain specified liabilities related to the Merricourt Project pursuant to the Purchase Agreement, as amended by the First Amendment, for a purchase price of $37,682,118, subject to certain adjustments. Pursuant to the TEPC Agreement, as amended by the First Amendment, EDF-USD will develop, design, procure, construct, interconnect, test and commission the wind farm with a targeted completion date of October 31, 2020 for consideration of approximately $200.5 million, subject to certain adjustments, payable following the closing of the Purchase Agreement in installments in connection with certain project construction milestones.

On July 16, 2019 the Company issued a press release relating to the Merricourt Project. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued July 16, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTTER TAIL CORPORATION

Date: July 16, 2019	By:	/s/ Jennifer O. Smestad
Jennifer O. Smestad
Vice President, General Counsel and Corporate Secretary